INVESTOR PRESENTATION August 2018 Exhibit 99.1

YRC WORLDWIDE INVESTOR PRESENTATION

The information in this presentation is summary in nature and may not contain all information that is important to you. The
Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this
presentation is made by YRC Worldwide Inc. (the “Company”
or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information.
This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property.
This presentation contains “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Forward-looking statements relate to future events or future performance of the Company and include statements about the
Company’s expectations or forecasts for future periods and
events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as
“may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,”
“estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology.  We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on
our current expectations and assumptions about future events, and while our management considers those expectations and
assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and
other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.
Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.
Factors that might cause or contribute to such differences
include, but are not limited to, those we discuss in the “Risk
Factors” section of our Annual Report on Form 10-K and in
other reports we file with the Securities and Exchange
Commission.
This presentation includes the presentation of Adjusted
EBITDA, a non-GAAP financial measure. Adjusted EBITDA is
not a measure of financial performance in accordance with
generally accepted accounting principles and may exclude
items that are significant in understanding and assessing our financial results. Therefore, this measure should not be
considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-
diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles.
We believe our presentation of Adjusted EBITDA is useful to
investors and other users as these measures represent key
supplemental information our management uses to compare
and evaluate our core underlying business results both on a
consolidated basis and across our business segments,
particularly in light of our leverage position and the capital-
intensive nature of our business. Additionally, Adjusted
EBITDA helps investors to understand how the company is
tracking against our financial covenants in our term loan credit agreement as this measure is calculated as prescribed therein and serves as a driving component of our key financial
covenants.  You should be aware that this presentation of
Adjusted EBITDA may not be comparable to similarly-titled
measures used by other companies. A reconciliation of this
measure to the most comparable measures presented in
accordance with generally accepted accounting principles has been included in this presentation.
Product names, logos, brands, and other trademarks featured or referred to are the property of their respective trademark holders. These trademark holders are not affiliated with YRC Worldwide Inc.
They do not sponsor or endorse our materials.
STATEMENTS & DISCLAIMERS

From the time we began traveling the roads more than 90 years ago, we have used a combination of extraordinary service, technology and good old fashioned hard work to evolve into the company we are today.
YRC WORLDWIDE INVESTOR PRESENTATION
3
One of the largest less-than-truckload (LTL) carriers in North America featuring…
~32,000
Employees
~940M
Miles Driven
$4.9B
Annual Revenue

Providing services under a portfolio of four operating companies.
YRC WORLDWIDE INVESTOR PRESENTATION

Collectively, we have approximately 20 -
25% of the public carrier market by tonnage. We provide the broadest coverage and more service capability throughout North America than any competitor. To put it simply, customers tell us where they want their freight to go and when it needs to be there, and we take it there; we carry the economy.
OUR FAMILY OF COMPANIES

YRC WORLDWIDE INVESTOR PRESENTATION

YRC Freight serves manufacturing, wholesale, retail and
government customers throughout North America. When
customers need longer-haul LTL shipping solutions,
YRC Freight is the expert.
LTM 2Q18 Revenue
$3.1 Billion
LTM 2Q18 Adjusted EBITDA
$151 Million
# of Customers
~ 120,000
# of Terminals
260
Average Length of Haul
1,300 Miles
Average Weight
1,200 lbs.
Average Transit
3-4 Days
NORTH AMERICA. DELIVERED.

YRC WORLDWIDE INVESTOR PRESENTATION

For next-day and time-sensitive services, we have three
distinct regional carriers: Reddaway, Holland and New
Penn. All three brands are well established in their
respective regions.
LTM 2Q18 Revenue
$1.9 Billion
LTM 2Q18 Adjusted EBITDA
$134 Million
# of Customers
~ 150,000
# of Terminals
124
Average Length of Haul
400 Miles
Average Weight
1,500 lbs.
Average Transit
>
90% 2 Days or Less
REGIONAL EXPERTISE

The company you keep says a lot about you.
YRC WORLDWIDE INVESTOR PRESENTATION

And we work with some very good companies. We’re fortunate to have stable, long-standing relationships with some of the greatest companies in the world, from large Fortune 500 companies to small, privately-held businesses.
OUR CUSTOMERS

YRC WORLDWIDE INVESTOR PRESENTATION

Unishippers Global
Logistics
2017 Midwest Regional
LTL Carrier of the Year
Logistics Management
Quest for Quality Award
Winner (31 times)
Walmart, Unishippers,
Avery Dennison, Echo
Group Logistics and
Worldwide Express
Regional Carrier of the
Year
Parker Hannifin, BASF,
Transplace and Ravago
LTL Carrier of the Year
GlobalTranz
Carrier of the Year 2017 &
2011 (Midwest Region)
Toyota North American
Parts
LTL Logistics Partner of
the Year
Logistics Management
Quest for Quality Award
Winner (30 times)
Unishippers, Avery
Dennison and Echo
Group Logistics
Regional Carrier of
the Year
Parker Hannifin
and BASF
LTL Carrier of the Year
Toyota North American
Parts
LTL Logistics Partner
of the Year
Haworth
Carrier of the Year
Logistics Management
Quest for Quality Award
Winner (22 times)
Worldwide Express
2015 Western Regional
Carrier of the Year
Unishippers Global
Logistics
2017 & 2015 Regional LTL
Partner of the Year
Toyota North American
Parts
2015 & 2014 LTL Provider
of the Year
Echo Global Logistics
2015 Platinum Award
2014 Carrier of the Year
GlobalTranz
Carrier of the Year 2017,
2015, 2014, 2013, 2011
(Western Region)
Walmart
2016 LTL Carrier of
the Year
NASSTRAC
2017 & 2016 LTL Carrier of
the Year
JB Hunt
2015 National LTL Carrier
of the Year
Inbound Logistics
2015 top 100 Trucker
Unishippers Global
Logistics
2017 & 2015 National LTL
Carrier of the Year
ScoopMonkey’s
Top 100 Best Carriers
Commercial Carrier
Journal’s
Top 250 Carriers
Transport Topics
Top 100 Carriers
WE DELIVERED AND OUR CUSTOMERS NOTICED

9 COMPETITIVE STRENGTHS YRC Worldwide’s competitive strengths provide a platform for continued improvement and long-term growth.

YRC WORLDWIDE INVESTOR PRESENTATION

~32,000 highly experienced
employees throughout North America.
~17,000 drivers safely and efficiently moving
freight throughout our network.
~ 14 year average tenure of union employees.
Less than 15% union employee turnover.
More than 250,000 long-term
relationships with customers.
More than 150 years of operating
experience among senior management team.
OUR
PEOPLE

YRC WORLDWIDE INVESTOR PRESENTATION

Typical LTL driving distance
contributes to stable workforce and low turnover.
~940 million miles covered in 2017
(the equivalent of more than 167,000 round trips
between New York and Los Angeles).
1,970
active accident-free 1 million mile drivers
642
active accident-free 2 million mile drivers
142
active accident-free 3 million mile drivers
27
active accident-free 4 million mile drivers
3
active accident-free 5 million mile drivers
1
active accident-free 6
million mile driver
OUR
DEDICATION

YRC WORLDWIDE INVESTOR PRESENTATION 12 YRC Freight Service Center OUR NETWORKS Reddaway Service Center New Penn Service Center Holland Service Center Border Gateways

YRC WORLDWIDE INVESTOR PRESENTATION

YRC Freight operates a modernized
national network.
Regional carriers operate direct
loading and quick sort networks.
384
terminals
~21,000 doors
~14,000 tractors
~45,000 trailers
Reinvesting in the business
by replenishing the fleet through a combined
approach of purchasing and leasing.
Since 2015, taken delivery of more than
3,700 tractors and 7,300 trailers.
OUR
ASSETS

YRC WORLDWIDE INVESTOR PRESENTATION

Implementing tools for continuous improvement in
safety, efficiency, and productivity.
In-Cab Safety Technology (in service)
95 Dimensioners (in service)
Dock Supervisor Tablets (in service)
Quintiq Pickup and Delivery Route
Optimization Software
(full implementation expected in 2019)
Pick Up & Delivery Handheld Units
(in service)
Optym Linehaul Route
Optimization Software (in service)
Customer Self-Service Portals To
Support Digital Experience
(implementation in process)
OUR
TECHNOLOGY

The result is award-winning customer service
with a flexible supply chain that provides the broadest coverage throughout North America.
YRC WORLDWIDE INVESTOR PRESENTATION
15
OUR
PEOPLE
OUR
NETWORKS
OUR
TECHNOLOGY
OUR
ASSETS
OUR
DEDICATION

YRC WORLDWIDE INVESTOR PRESENTATION

1
2
3
4
UPDATE ON RECENT EVENTS
CEO Succession
Plan Completed
Darren Hawkins appointed
Chief Executive Officer.
Prior to this appointment, he
served as President and Chief
Operating Officer at YRCW
after serving as President of
YRC Freight.
He replaced James Welch
who retired July 30, 2018.
James will provide
consulting services to the
Company for an additional
year commencing
immediately after his
retirement.
2Q18 Financial
Results
2Q18 operating revenue
increased 5.2% to $1.33
billion compared to $1.26
billion in 2Q17.
2Q18 Adjusted EBITDA
increased 10.7% to $100.8
million compared to $91.1
million a year ago.
YRC Freight Network
Enhancement
Significant structural
upgrade implemented in late
2017.
Transitioned eight terminals
to distribution centers to
serve as quick sort
operations.
Implemented the use of
utility employees that are
able to perform multiple job
functions.
Continued
Reinvestment
YTD 2Q18 the Company took
delivery of more than 900
tractors with approximately
another 500 scheduled for
delivery in 2H18.
The Company also took
delivery of more than 500
trailers YTD 2Q18 with
approximately another 3,300
expected to be delivered in
2H18.

17 FINANCIAL UPDATE

$28
$45
$93
$124
$101
$98
$98
$20
$25
$47
$20
$17
$21
$14
$48
$70
$140
$144
$117
$119
$112
2013
2014
2015
2016
2Q17
LTM
2017
2Q18
LTM
YRCW Operating Income
(in millions)
Pension and Settlement Expense
Operating Income as Originally Reported (includes
Pension and Settlement Expense)
YRC WORLDWIDE INVESTOR PRESENTATION
18
CONSOLIDATED
(a)
(a)
The Company adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, beginning in
January 1, 2018, with a retrospective application.  This requires a reclassification to non-operating expenses from “Salaries, wages and employee benefits” in operating expenses.  Operating Income as Originally Reported (includes Pension Expense and Settlement Expense) above represents Operating Income prior to this application.
$4,865
$5,069
$4,832
$4,698
$4,801
$4,891
$5,001
2013
2014
2015
2016
2Q17
LTM
2017
2Q18
LTM
YRCW Revenue
(in millions)

$297.5
$295.2
$249.1
$298.1
$698.2
$586.5
$105.0
$219.9
$124.2
$124.2
$75.1
$177.8
$86.7
$69.2
$16.5
$69.4
$0.2
$0.2
YRC WORLDWIDE INVESTOR PRESENTATION
19
Since 2013 debt obligations reduced by $450.6 million and cash interest payments reduced by ~$40 million per year.
(a) Average effective interest rate as of June 30, 2018
Term Loan
ABL Term A
Capital Leases
ABL Term B
Contribution Deferral Agreement
(CDA) Notes
Series A Notes
Series B Notes
6% Convertible Senior Notes
Capital Leases
New Term Loan
CDA Notes
$1,361.3M
$910.7M
Pre-Refinancing -
12/31/13
9
Debt Facilities
As of 6/30/18
3
Debt Facilities
5% Convertible Notes
5% Convertible Notes
Series B Notes
Series A Notes
Post-Refinancing -
3/31/14
6
Debt Facilities
Capital Leases
12.0%
(a)
New Term Loan
10.6%
CDA Notes
7.9%
(a)
$1,221.0M
SIMPLIFIED CAPITAL STRUCTURE
($ in millions)

YRC WORLDWIDE INVESTOR PRESENTATION

Significant extension of maturities provides runway to continue operational transformation.
Focused on Operational Execution Runway
2.8 years
August
2018
IBT (MOU)
March
ABL Facility
June
Term Loan
July
CDA Notes
December
NO NEAR-TERM MATURITIES
2018
2019
2020
2021
2022

YRC WORLDWIDE INVESTOR PRESENTATION

After several years of curtailing investment in the business, capital spending has resumed.
Fleet replenishment through operating leases beginning in
2013.
Increased leasing activity due to greater financing options
resulting from the Company’s improved financial condition.
For LTM 2Q18, the CapEx Equivalent (CapEx plus the
Capital Value of Leases) was 6.8% of revenue.
Since the beginning of 2015, the Company has taken
delivery of more than 3,700 tractors and 7,300 trailers.
Acquired 95 dimensioners since 2014.  Dimensioning
technology is used to better cost, price and plan freight
loading and flow.
REINVESTING IN THE BUSINESS
$67
$70
$108
$101
$70
$111
$70
$72
$132
$153
$134
$231
$137
$142
$240
$254
$237
$342
2013
2014
2015
2016
2017
LTM 2Q18
CapEx Equivalent
(in millions)
CapEx
Capital Value of Leases
2.8%
2.8%
5.0%
5.4%
4.8%
6.8%
2013
2014
2015
2016
2017
LTM 2Q18
CapEx Equivalent -
as a %
Revenue

YRC WORLDWIDE INVESTOR PRESENTATION

4x increase in technology investment from 2013
to LTM 2Q18.
Recent Technology & Other CapEx investments include:
Dimensioners
(a)
Mobileye and Lytx in-cab safety technology
(a)
Pickup and delivery handheld units
Upgraded forklift technology
PROS yield management technology
Dock supervisor tablets
KRONOS time and attendance system
Dimensional freight quote based shipping solution
Sysnet linehaul optimization technology
As we move forward, we expect to continue reinvesting at a
similar level including:
Optym linehaul load plan creation and network
optimization
Quintiq pick-up and delivery software
(a)  Included in Other CapEx
REINVESTING IN THE BUSINESS
$10
$18
$37
$43
$46
$49
$4
$18
$11
$15
$6
$3
2013
2014
2015
2016
2017
LTM
2Q18
Technology + Other CapEx
Spend
(in millions)
Technology
Other CapEx

90.4%
95.0%
97.0%
1.5%
1.2%
96.5%
98.2%
Industry ex YRCW
YRC Regional
YRC Freight
LTM 2Q18 OPERATING RATIO
YRC WORLDWIDE INVESTOR PRESENTATION
23
Assuming current market performance of an operating ratio of approximately 90, the goals for the coming years are:
YRC Regional:
~95%
YRC Freight:
~97%
Note: The peer group’s LTM 2Q18 Operating Ratio includes ABFS, FDXF, ODFL, RRTS LTL, SAIA LTL, and XPO LTL.
LTM 2Q18 (amounts in millions)
YRC Regional
YRC Freight
Revenue
$1,872.8
$3,128.3
Operating Income
64.8
57.3
Operating Ratio
96.5%
98.2%
Improvement Opportunity
Operating Ratio Goals
OPPORTUNITY FOR OPERATING RATIO IMPROVEMENT

YRC WORLDWIDE INVESTOR PRESENTATION

1
PLAN TO ACHIEVE OPERATING RATIO GOALS
Volume and Yield Growth
Economic Growth
Continued market price rationalization
2
Delivering Award Winning Service
and
Partnering
with
our
Customers
YRC Freight’s network enhancement
transitioned eight terminals to regional
distribution centers and implemented use of
utility employees
3
Enhancing Employee Engagement
Union employees profit sharing bonus
opportunity based on achieving OR metrics
4
Improving Productivity
Dock supervisor tablets
Utilizing Sysnet software to reduce
linehaul miles
5
Continue Investing in Technology
and Revenue Equipment
Optym linehaul route optimization software
Quintiq pickup and delivery route
optimization software
6
Safety Culture
In-cab safety technology
New investment in employee injury
avoidance is being implemented in 2018

YRC WORLDWIDE INVESTOR PRESENTATION

Plan to continue
investing back into
the business through
combined
purchasing and
leasing to enhance
shareholder value.
International
Brotherhood
of Teamsters
memorandum of
understanding (MOU)
in place through
March 2019.
Annual wage increases of
$0.34 per hour in April 2018.
Annual health, welfare and
pension benefit contributions
increase in August 2018;
MOU provides for up to a
$1/hour, or approximately
8%, increase in 2018.
No material long-
term debt / facility
maturities until 2Q21.
Operational runway for
management to continue the
operational turnaround.
Total federal net
operating losses
(NOLs) of $805.4
million as of
December 31, 2017
that expire between
2028 -
2037.
Helps mitigate federal cash
income tax payments.
Tax Cuts and Jobs Act of
2017 is not expected to have a
significant impact due to the
NOL carryforwards.
1
2
3
4
FORWARD LOOKING CONSIDERATIONS

YRC WORLDWIDE INVESTOR PRESENTATION

How we plan to move freight, our company,
and your investment forward.
Experienced
Leadership
Team
Strong
Industry
Position
Tremendous
Asset
Base
Simplified &
Stable Capital
Structure
Diversified
Business
Model
Reinvestment
Back into
Business
Well Positioned In
A Tight Capacity
Environment
YRC Worldwide provides the opportunity to invest in a portfolio of four proud and distinct LTL operating companies.

YRC WORLDWIDE INVESTOR PRESENTATION 27 YRCW yrcw.com Tony Carreño Vice President – Investor Relations (913) 696-6108 tony.carreno@yrcw.com INVESTOR RELATIONS

28 APPENDIX

YRC WORLDWIDE INVESTOR PRESENTATION

Darren Hawkins
Chief Executive Officer,
YRCW
More than 28 years of
industry experience.
Returned to the Company in
2013 and served as President
of YRC Freight prior to being
appointed Chief Operating
Officer at YRCW.
Stephanie Fisher
Chief Financial Officer,
YRCW
More than 18 years of
experience in accounting,
financial analysis and
corporate compliance.
14-year veteran of the
Company; prior to being
named CFO, was Vice
President and Controller for
the Company.
Justin Hall
Chief Customer Officer,
YRCW
Responsible for designing
and deploying technology,
logistics and innovative
transportation solutions to
enhance the customer
experience and create growth
opportunities.
Former President of Logistics
Planning Services.
Jim Fry
Vice President, General
Counsel & Corporate
Secretary, YRCW
More than 21 years of
industry experience.
Prior to YRCW, served as
Executive Vice President,
General Counsel, and
Secretary for Swift
Transportation Company.
EXPERIENCED SENIOR MANAGEMENT

YRC WORLDWIDE INVESTOR PRESENTATION

Scott Ware
President, Holland
More than 31 years of
industry experience.
Prior to being named
President of Holland, was
Vice President of Operations
and Linehaul for the
Company.
Howard Moshier
President, New Penn
More than 30 years of
industry experience.
Prior to being named
President of New Penn, was
the Senior Vice President of
Operations for YRC Freight.
Bob Stone
President, Reddaway
More than 33 years of
industry experience.
Prior to being named
President of Reddaway, was
the Vice President of
Operations for Reddaway.
TJ O’Connor
President, YRC Freight
More than 35 years of
industry experience.
Prior to being named
President of YRC Freight,
was President of Reddaway.
EXPERIENCED SENIOR MANAGEMENT

YRC WORLDWIDE INVESTOR PRESENTATION

Seattle
Portland
Tracy
Salt Lake City
Denver
Phoenix
Bloomington
Kansas City
Oklahoma City
Jackson
Indianapolis
Houston
Memphis
Nashville
Chicago
Dallas
St. Paul
San Antonio
Omaha
South Bend
St. Louis
Atlanta
Charlotte
Akron
Harrisburg
Buffalo
Maybrook
Richmond
Hagerstown
Orlando
Columbus
8
New
Distribution
Centers
23
Current
Distribution
Centers
YRC FREIGHT’S NETWORK ENHANCEMENT

YRC WORLDWIDE INVESTOR PRESENTATION

Employees covered by collective bargaining agreements.
Required contractual contributions anticipated to be an
average of $2.22 per hour in 2018
(a)
.
2018 cash contributions to be approximately
$105 million
(a)
.
Expense included in EBITDA.
Not impacted by changes in interest rates.
Contributions are made to 32 multi-employer pension plans
with various levels of underfunding.
Pension plans are managed by independent
trustees.
If the Company were to withdraw from or there was a
termination of all of the multi-employer pension plans, the
Company’s portion of the contingent liability would be an
estimated $9 billion.
However…YRC Worldwide has, and expects to continue,
making its required contractual contributions to the multi-
employer pension plans thus SIGNIFICANTLY minimizing
the potential of any material contingent liability becoming
due.
Additionally, to our knowledge, there are no regulations
that would change our average per hour contribution for the
remaining term of the Memorandum of Understanding
(MOU) as that is contractually agreed to by and between the
Company and the individual funds nor are we aware of any
regulations that would materially change the status or
amount of our contingent liability.  As long as we continue
to pay what is contractually agreed to, there should be no
issue.
(a) The estimated contribution amount is subject to potential increases under the 2014 MOU Extension Agreement if the Company’s health and welfare contributions made to maintain the current level of health and welfare benefits are less than the health and welfare contribution amounts already negotiated.
MULTI-EMPLOYER PENSION PLANS
$89
$89
$98
$105
2015A
2016A
2017A
2018E
Cash Contributions to Multi-
Employer Pension Plans
(in millions)

$71
$56
$67
$15
2015A
2016A
2017A
2018E
Cash Contributions to Single-
Employer Pension Plans
(in millions)
YRC WORLDWIDE INVESTOR PRESENTATION
33
Certain employees not covered by collective bargaining
agreements.
Plans closed to new participants effective January 1, 2004
with benefit accrual for active employees frozen effective
July 1, 2008.
Future funding requirements are primarily driven by
movements in plan asset returns and discount rate.
Long-term strategy is to reduce the risk of the underfunded
plans.
On average, the single-employer pension expense from 2015
–
2017 was approximately $17 million per year, excluding
the expense recognition of settlements from lump sum
payouts.
Potential for single-employer pension settlement charges at
YRC Freight totaling $5 -
$20 million with a portion
expected to occur in 3Q 2018 and the second portion of the
charge impacting 4Q 2018. These charges will not impact
the Company’s cash balance or liquidity and will be
excluded from Adjusted EBITDA and operating income.
(a)
Reflects a $12.2 million contribution due in January 2017 that was paid in December 2016
(b)
Reflects a $14.0 million contribution due in January 2018 that was paid in December 2017
(a)
(b)
SINGLE-EMPLOYER PENSION PLANS

Growing into capital structure.
Continue to de-risk the balance sheet.
Funded Debt to Adjusted EBITDA ratio down 2.16 turns.
Note: Funded debt balances based on par value
LEVERAGE RATIO
YRC WORLDWIDE INVESTOR PRESENTATION
$255
$245
$333
$298
$278
$274
$286
2013
2014
2015
2016
2Q17
LTM
2017
2Q18
LTM
YRCW Adjusted EBITDA
(in millions)
5.34x
4.57x
3.25x
3.40x
3.61x
3.38x
3.18x
2013
2014
2015
2016
2Q17
LTM
2017
2Q18
LTM
Funded Debt / Adjusted
EBITDA

YRCW’s credit ratings as of June 30, 2018:
Standard
&
Poor’s
Corporate
Family
Rating
was
B-
with
Stable
outlook
Moody’s Investor Service Corporate Family Rating was B3 with Positive outlook
3.18x
LTM as
of 2Q
2018
CREDIT FACILITY COVENANTS
YRC WORLDWIDE INVESTOR PRESENTATION

YRC WORLDWIDE INVESTOR PRESENTATION

Focused on improving cash flows while simultaneously increasing reinvestment into the Company.
CASH FLOW
(a)
Free cash flow = operating cash flow less acquisitions of property and equipment, cash proceeds from disposals
(b)
The Company adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, beginning in January 1, 2017, with a retrospective application.  The new standard requires
an
employer
to
classify
as
a
financing
activity
in
its
statement
of
cash
flows
the
cash
paid
to
a
taxing
authority
when
shares
are
withheld
to
satisfy
the
employer’s
statutory
income tax withholding obligation.  As a result of adoption, the Company reclassified “Payments for tax withheld on share-based compensation” as financing activities in the statements of
consolidated
cash
flows
for
2013
–
2017
annual
and
quarterly
periods,
as
applicable.
$14
$33
$148
$104
$96
$61
$92
2013
2014
2015
2016
LTM
2Q17
2017
LTM
2Q18
YRCW Operating Cash Flow
(b)
(in millions)
$(44)
$(15)
$57
$38
$25
$(34)
$(13)
2013
2014
2015
2016
LTM
2Q17
2017
LTM
2Q18
YRCW Free Cash Flow
(a) (b)
(in millions)

KEY SEGMENT INFORMATION
(a) Percent change based on unrounded figures and not the rounded figures presented
YRC WORLDWIDE INVESTOR PRESENTATION
2Q18
2Q17
YoY %
(a)
2Q18
2Q17
YoY %
(a)
Workdays
64.0

63.5

64.0

63.5

Total tonnage (in thousands)
1,623

1,627

(0.2)

2,002

2,036

(1.7)

Total tonnage per day (in thousands)
25.36

25.62

(1.0)

31.28

32.06

(2.4)

Total shipments (in thousands)
2,667

2,767

(3.6)

2,590

2,725

(5.0)

Total shipments per day (in thousands)
41.67

43.58

(4.4)

40.47

42.92

(5.7)

Total picked up revenue/cwt.
25.29
$
24.00
$
5.4

12.48
$
11.60
$
7.6

Total picked up revenue/cwt. (excl. FSC)
22.17
$
21.53
$
2.9

10.97
$
10.43
$
5.2

Total picked up revenue/shipment
308
$
282
$
9.1

193
$
173
$
11.4

Total picked up revenue/shipment (excl. FSC)
270
$
253
$
6.6

170
$
156
$
8.9

Total weight/shipment (in pounds)
1,217

1,176

3.5

1,546

1,494

3.5

YTD 2018
YTD 2017
YoY %
(a)
YTD 2018
YTD 2017
YoY %
(a)
Workdays
127.5

127.5

127.5

127.5

Total tonnage (in thousands)
3,122

3,174

(1.6)

3,916

3,960

(1.1)

Total tonnage per day (in thousands)
24.48

24.89

(1.6)

30.71

31.06

(1.1)

Total shipments (in thousands)
5,118

5,353

(4.4)

5,034

5,270

(4.5)

Total shipments per day (in thousands)
40.14

41.98

(4.4)

39.48

41.34

(4.5)

Total picked up revenue/cwt.
25.12
$
23.77
$
5.7

12.31
$
11.56
$
6.5

Total picked up revenue/cwt. (excl. FSC)
22.08
$
21.30
$
3.6

10.84
$
10.38
$
4.5

Total picked up revenue/shipment
307
$
282
$
8.7

191
$
174
$
10.2

Total picked up revenue/shipment (excl. FSC)
269
$
253
$
6.6

169
$
156
$
8.1

Total weight/shipment (in pounds)
1,220

1,186

2.9

1,556

1,503

3.5

YRC Freight
Regional Transportation
Regional Transportation
YRC Freight

(a) Certain reclassifications have been made to prior years to conform to current year presentation
(b) As required under our Term Loan Agreement, Other, net, shown above consists of the impact of certain items to be included in
Adjusted EBITDA
($ in millions)
EBITDA RECONCILIATION (CONSOLIDATED)
YRC WORLDWIDE INVESTOR PRESENTATION
YRCW Consolidated
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
2Q 2017
2Q 2018
LTM 2Q 2017
LTM 2Q 2018
Reconciliation of net income (loss) to adjusted EBITDA
(a)
Net income (loss)
(83.6)
$
(67.7)
$
0.7
$
21.5
$
(10.8)
$
19.0
$
14.4
$
0.1
$
(4.7)
$
Interest expense, net
163.8
149.5
107.1
103.0
102.4
25.6
25.5
101.7
102.6
Income tax (benefit) expense
(45.9)
(16.1)
(5.1)
3.1
(7.3)
3.6
10.4
(0.3)
(9.3)
Depreciation and amortization
172.3
163.6
163.7
159.8
147.7
37.2
37.6
154.9
148.7
EBITDA
206.6
$
229.3
$
266.4
$
287.4
$
232.0
$
85.4
$
87.9
$
256.4
$
237.3
$
Adjustments for debt covenants:
(Gains) losses on property disposals, net
(2.2)
(11.9)
1.9
(14.6)
(0.6)
(1.0)
2.6
(1.5)
3.5
Letter of credit expense
33.9
12.1
8.8
7.7
6.8
1.7
1.7
6.8
6.8
Restructuring charges
12.0
4.2
0.2
-
3.1
-
0.6
-
2.1
Transaction costs related to the issuances of debt
-
-
-
-
8.1
-
-
2.2
8.1
Nonrecurring consulting fees
-
-
5.1
-
-
-
1.7
-
3.2
Permitted dispositions and other
1.7
1.8
0.4
3.0
1.2
0.7
0.2
4.2
1.1
Equity based compensation expense
5.8
14.3
8.5
7.3
6.5
2.6
3.2
6.8
7.3
Amortization of ratification bonus
-
15.6
18.9
4.6
-
-
-
-
-
Non-union pension settlement charge
-
-
28.7
-
7.6
-
-
-
7.6
(Gain) loss on extinguishment of debt
-
(11.2)
0.6
-
-
-
-
-
-
Other, net
(b)
(2.9)
(9.7)
(6.2)
2.1
9.5
1.7
2.9
2.6
9.4
Adjusted EBITDA
254.9
$
244.5
$
333.3
$
297.5
$
274.2
$
91.1
$
100.8
$
277.5
$
286.4
$

(a) Certain reclassifications have been made to prior years to conform to current year presentation
(b) As required under our Term Loan Agreement, Other, net, shown above consists of the impact of certain items to be included in
Adjusted EBITDA
(c) The Company adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, beginning in January 1,
2018, with a retrospective application.  This requires a reclassification to non-operating expenses from “Salaries, wages and employee benefits” in operating expenses.
“Operating Income (Loss)” and “Other, net” are restated above for FY 2013 through 2Q 2018 as a result of this application.
($ in millions)
EBITDA RECONCILIATION (SEGMENT)
YRC WORLDWIDE INVESTOR PRESENTATION
YRC Freight Segment
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
2Q 2017
2Q 2018
LTM 2Q 2017
LTM 2Q 2018
Reconciliation of operating income (loss) to adjusted EBITDA
(a)
Operating income (loss)
(c)
(12.6)
$
23.2
$
63.3
$
71.8
$
60.8
$
30.9
$
26.8
$
53.5
$
57.2
$
Depreciation and amortization
109.1
98.0
93.1
90.3
84.8
21.2
21.5
87.8
85.4
(Gains) losses on property disposals, net
(3.0)
(15.9)
1.9
(15.7)
(2.2)
(1.4)
2.1
(3.0)
2.0
Letter of credit expense
25.8
8.3
6.1
5.0
4.3
1.1
1.1
4.4
4.2
Restructuring charges
-
-
-
-
0.9
-
-
-
1.0
Nonrecurring consulting fees
-
-
5.1
-
-
-
1.6
-
3.1
Amortization of ratification bonus
-
10.0
12.2
3.0
-
-
-
-
-
Non-union pension and postretirement benefits
(c)
(18.6)
(22.7)
(16.1)
(18.6)
(11.7)
(2.9)
0.6
(15.2)
(4.7)
Other, net
(b)
4.5
(1.1)
1.6
4.3
0.9
(0.6)
0.8
1.8
3.0
Adjusted EBITDA
105.2
$
99.8
$
167.2
$
140.1
$
137.8
$
48.3
$
54.5
$
129.3
$
151.2
$
Regional Transportation Segment
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
2Q 2017
2Q 2018
LTM 2Q 2017
LTM 2Q 2018
Reconciliation of operating income to adjusted EBITDA
Operating income
(c)
80.0
$
66.2
$
85.5
$
81.4
$
67.9
$
25.3
$
29.2
$
75.9
$
64.8
$
Depreciation and amortization
63.1
65.8
70.7
69.5
62.9
16.0
16.1
67.1
63.3
Losses on property disposals, net
0.6
4.0
0.2
1.1
1.6
0.4
0.4
1.5
1.4
Letter of credit expense
6.8
2.9
2.1
2.5
2.2
0.6
0.5
2.2
2.2
Amortization of ratification bonus
-
5.6
6.7
1.6
-
-
-
-
-
Other, net
(b) (c)
0.0
(0.1)
0.7
0.4
1.8
(0.1)
0.6
0.3
2.5
Adjusted EBITDA
150.5
$
144.4
$
165.9
$
156.5
$
136.4
$
42.2
$
46.8
$
147.0
$
134.2
$

YRC WORLDWIDE INVESTOR PRESENTATION

($ in millions)
FREE CASH FLOW RECONCILIATION
(a)
The Company adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, beginning in January 1, 2017, with a retrospective application.  The new standard requires
an
employer
to
classify
as
a
financing
activity
in
its
statement
of
cash
flows
the
cash
paid
to
a
taxing
authority
when
shares
are
withheld
to
satisfy
the
employer’s
statutory
income tax withholding obligation.  As a result of adoption, the Company reclassified “Payments for tax withheld on share-based compensation” as financing activities in the statements of
consolidated
cash
flows
for
2013
–
2017
annual
and
quarterly
periods,
as
applicable.
YRCW Consolidated
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
LTM 2Q 2017
LTM 2Q 2018
2Q 2017
2Q 2018
Net Cash (used) / provided in operating activities
(a)
13.5
$
33.3
$
147.6
$
103.8
$
60.7
$
96.4
$
91.5
$
64.3
$
75.2
$
Acquisition of property and equipment
(66.9)
(69.2)
(108.0)
(100.6)
(103.3)
(92.3)
(110.8)
(22.6)
(22.9)
Proceeds from disposal of property and equipment
9.8
20.8
17.5
35.1
8.8
20.8
6.3
5.1
1.2
Free Cash Flow
(43.6)
$
(15.1)
$
57.1
$
38.3
$
(33.8)
$
24.9
$
(13.0)
$
46.8
$
53.5
$